MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-2
July 1, 2002 through July 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,070,509,928.25
B.	Level Pay Pool Balance of the Initial Rec		963,462,283.36
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		107,047,644.89
D.	Notes
	1.	Class A-1
		a.	Initial Balance				125,000,000.00
		b.	Note Interest Rate			6.72813%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-01
	2.	Class A-2
		a.	Initial Balance				300,000,000.00
		b.	Note Interest Rate			6.7200%
		c	Noteholders' Final Sched Pmt Date	15-Jul-03
	3.	Class A-3
		a.	Initial Balance				260,000,000.00
		b.	Note Interest Rate			6.7800%
		c.	Noteholders' Final Sched Pmt Date	15-Oct-04
	4.	Class A-4
		a.	Initial Balance				174,467,000.00
		b.	Note Interest Rate			6.8600%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-05
	5.	Class B
		a.	Initial Balance				65,339,000.00
		b.	Note Interest Rate			7.4200%
		c.	Noteholders' Final Sched Pmt Date	15-Aug-05
E.	Certificates Initial Balance				80,418,606.00
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.760%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						54.96 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						53.32 months
J.	Number of Initial Receivables				49,424
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	10,052,246.06
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		22,617,553.64
L.	Yield Supplement Account Deposit on the Closing Date	6,860,752.89
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						65,285,322.65
N.	Adjusted Principal Balance of Initial Receivables	1,005,224,606.00

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					546,669,116.88
B.	Level Payment Pool Balance				455,120,004.82
C.	Last Scheduled Payment Pool Balance			91,549,112.06
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		202,884,552.54
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		174,467,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		65,339,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					80,418,606.00
F.	Reserve Account Balance					16,456,797.96
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				300,925.53
I.	Yield Supplement Over Collatralization Balance 		23,559,958.34
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			29,587,700.86
L.	Weighted Average Coupon (WAC)				6.524%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	34.43
N.	Number of Contracts					36,851
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			1,283,836.75
	2.	Prepayments in Full				251,521.64
	3.	Repurchased Receivables Principal 		2,102.64
	4.	Repurchased Receivables Interest		18.84
B.	Total Collections for Precomputed Contracts 		1,628,741.69
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				9,047.32
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			9,047.32
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				18,670,584.08
	2.	Collected Principal				18,668,286.23
	3.	Collected Interest				3,034,240.18
	4.	Repurchased Receivables Principal 		291,581.96
	5.	Repurchased Receivables Interest		2,358.45
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				598,468.13
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		598,468.13
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			29,246.67
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			21,852,455.59
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior
			to Cutoff Date)				278,937.51
		b.	Payments Due Prior to Cutoff Date
			on Subsequent Receivables
			Sold This Period			0.00
		b.	Current Month Actuarial Advances 	60,013.26
		c.	Reimbursement of Actuarial Advances
			(or payments due prior
			to Cutoff Date)				124,877.93
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	214,072.84
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				7,047.55
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				7,047.55
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				4,609.55
		b.	Current Month Last Scheduled Payment
			Advance					29,246.67
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				33,856.22
	4.	Net Servicer Advances 				(35,618.00)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(6,206.17)
	2.	Payahead Balance of Loans Defaulted this
		Period						0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			294,719.36
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio
	(WAC)							6.537%
L.	Weighted Average Remaining Maturity (WAM)		33.41
M.	Remaining Number of Receivables				36,174
N.	Delinquent Contracts	Contracts	Amount
	1.	30-59 Days
		Delinquent	1002 	2.77%	17,337,079.19 	3.31%
	2.	60-89 Days
		Delinquent	253 	0.70%	4,477,240.26 	0.86%
	3.	90 Days or more
		Delinquent	168 	0.46%	3,034,140.63 	0.58%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	90 				1,218,877.90
	2.	Loans Defaulted During
		the Month	132
	3.	Level Payment Principal Balance of
		Defaulted Receivables				1,840,956.45
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				478,426.01
	5.	Level Payment Liquidation Proceeds		621,295.46
	6.	Last Scheduled Payment Liquidation Proceeds	26,119.24
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				795,822.18
P.	Pool Balances
	1.	Total Pool Balance				523,213,345.23
	2.	Level Pay Pool Balance				432,779,421.30
	3.	Last Scheduled Payment Pool Balance		90,433,923.93
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			19,605.46
B.	Collection Account Investment Income			25,326.53
C.	Payahead Account Investment Income			398.05
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			1,628,741.69
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			18,668,286.23
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,034,240.18
								23,331,268.10

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					607,515.45
C.	Net Change in Payahead Account Balance 			6,206.17
D.	Net Liquidation Proceeds and Recoveries Received 	1,443,236.88
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					296,061.89
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(35,618.00)
H.	Yield Supplement Amount 				0.00
I.	Available Funds						25,648,670.49

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			21,748,268.90
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		21,748,268.90
B.	Total Required Payment
	1.	Total Servicing Fee  				1,455,557.60
	2.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				1,146,297.72
		d.	Class A-4				997,369.68
		e.	Class B 				404,012.82
		f.	Total Accrued Note Interest		2,547,680.22
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				21,748,268.90
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	21,748,268.90
	4.	Total Required Payment 				25,751,506.72
	5.	Available Funds					25,648,670.49
	6.	Reserve Account TRP Draw Amount			102,836.23
	7.	Total Available Funds				25,751,506.72
C.	Current Period Payments
	1.	Servicing Fee paid				1,455,557.60
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				1,146,297.72
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Interest Paid			2,547,680.22
	3.	Remaining Available Funds			21,748,268.90
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				21,748,268.90
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		21,748,268.90
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		16,456,797.96
	3.	Plus: Reserve Account Investment Income		19,605.46
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		102,836.23
	6.	Reserve Account Balance before Deposit to
		Reserve Account					16,373,567.19
	7.	Specified Reserve Account Balance		22,617,553.64
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		6,243,986.45
	9.	Funds Available for Deposit to Reserve
		Account						0.00
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			16,373,567.19
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					25,751,506.72

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	546,669,116.88 		523,213,345.23
	2.	Total Pool Factor	0.5106624		0.4887515
	3.	Level Pmt Pool Bal	455,120,004.82 		432,779,421.30
	4.	Level Pmt Pool Factor	0.4723797		0.4491919
	5.	Last Sched Pmt Pool
		Bal			91,549,112.06 		90,433,923.93
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	0.00 			0.00
		c. 	Class A-3 	202,884,552.54 		181,136,283.64
		d.	Class A-4	174,467,000.00 		174,467,000.00
		e.	Class B		65,339,000.00 		65,339,000.00
		e.	Total		442,690,552.54 		420,942,283.64
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.0000000		0.0000000
		c. 	Class A-3 	0.7803252		0.6966780
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		1.0000000		1.0000000
	8.	Certificate Balance	80,418,606.00 		80,418,606.00
	9.	Certificate
		Pool Factor		1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	523,109,158.54		501,360,889.64
	11.	Yield Supplement Over
		Collatralization	23,559,958.34		21,852,455.59

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.524% 			6.537%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	34.43 			33.41
	3.	Remaining Number of
		Receivables		36,851 			36,174


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			1,671,967.76
B.	Realized Losses for Collection Period
	Less Recoveries						876,145.58
C.	Cumulative Losses for all Periods  			30,463,846.44
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1002 	2.77%	17,337,079	3.31%
	2.	60-89 Days
		Delinquent	253 	0.70%	4,477,240	0.86%
	3.	90 Days or more
		Delinquent	168 	0.46%	3,034,141	0.58%
	4.	Vehicles Repossessed
		During Collection
		Period		90 	0.24%	1,218,878


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period		4.11%
	2.	Preceding Collection Period			4.29%
	3.	Current Collection Period 			3.67%
	4.	Three Month Average 				4.02%

B.	Annualized Net Loss					1.92%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the
	End of the Collection Period.
	1.	Second Preceding Collection Period		1.16%
	2.	Preceding Collection Period			1.35%
	3.	Current Collection Period 			1.37%
	4.	Three Month Average 				1.29%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			25,382,020.43
	2.	Yield Supplement Amount from MMCA		0.00
	3.	Net Servicer Advances (if positive) 		0.00
	4.	Reserve Account Draw for Total
		Required Payment 				102,836.23
	5.	Deposit from Payahead Account  			6,206.17
	6.	Collection Account Investment Income  		25,326.53
	7.	Total Transfers Into Collection Account		25,516,389.36
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			1,455,557.60
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				35,618.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				(296,061.89)
		e.	Total To Servicer (Net of
			Total Repurchases)			1,195,113.71

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			24,295,949.12
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	25,326.53
		c.	Total to Certificate
			Distribution Account			25,326.53
	6.	Total Transfers from Collection Account		25,516,389.36

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			16,456,797.96
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		19,605.46
	3.	Total Transfers Into Reserve Account		19,605.46
C.	Total Transfers In and Beginning Balance		16,476,403.42
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		102,836.23
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		102,836.23
E.	Ending Balance						16,373,567.19
F.	Total Distributions and Ending Balance			16,476,403.42

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			300,925.53
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		398.05
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables			0.00
	4.	Total Transfers Into Payahead Account		398.05
C.	Total Transfers In and Beginning Balance		301,323.58
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	6,206.17
	2.	Transfer Investment Income to Servicer 		398.05
	3.	Total Transfers From Payahead Account		6,604.22
E.	Payahead Account Ending Balance 			294,719.36
F.	Total Distributions and Ending Balance			301,323.58

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement
		Account						0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified
		Yield Supplement Account Balance
		to Seller (MART)				0.00
	4.	Total Transfers From Yield Supplement Account	0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				24,295,949.12
	2.	Total Transfers Into Note Payment Account	24,295,949.12
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				22,894,566.62
		d.	Class A-4				997,369.68
		e.	Class B					404,012.82
		f.	Total Payments to Noteholders		24,295,949.12
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			24,295,949.12

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		25,326.53
	3.	Total Transfers into Certificate
		Distribution Account				25,326.53
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			25,326.53
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			25,326.53

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				24,295,949.12
	2.	To Servicer (MMCA) 				1,195,113.71
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		25,326.53
	6.	Total Distributions From Collection Account	25,516,389.36

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				6,206.17
	2.	Investment Income to Servicer (MMCA) 		398.05
	3.	Total Distributions From Payahead Account	6,604.22

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			25,522,993.58
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				24,295,949.12
	2.	Servicer (MMCA)					1,195,511.76
	3.	Seller (MART)					0.00
	4.	Collection Account 				6,206.17
	5.	Certificate Distribution Account		25,326.53
	6.	Reserve Account					0.00
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		25,522,993.58